UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 17, 2026, Gran Tierra Energy Inc. (the “Company”) issued a press release announcing that it has signed a contract whereby the Company is expected, subject to regulatory approvals and other conditions precedent, to earn a 49 percent working interest in the Tisquirama block located in the Middle Magdalena Valley Basin of Colombia, which contains the Tisquirama and San Roque fields. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing.

Forward-Looking Statements

The statements other than statements of historical facts included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities law, including, but not limited to, statements regarding the satisfaction of the conditions precedent to, and the timing of the effectiveness of, the new contract, including receipt of applicable regulatory approvals; the Company’s ability to earn its working interest in the block; the expected timing, cost and scope of the committed work program and Phase 1 capital activities, including the capital carry and social investment; the expected timing of obtaining operatorship and entitlement to base production; the expected allocation of capital and operating expenditures following completion of the Phase 1 carry commitment; OOIP relating to the block, planned waterflood expansion, drilling, development and water injection activities; potential production levels, recovery factors and development potential; the potential use of multi-leg horizontal drilling techniques; and anticipated operational synergies, including water management integration and the potential use of natural gas to support gas-to-power infrastructure. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including those described in the Company’s filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Therefore, actual outcomes and results could materially differ from what is expressed or implied in such statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Gran Tierra Energy Inc. issued on March 17, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2026	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer